FORM OF
STOCK OPTION AWARD AGREEMENT
(Non-Qualified Stock Option)
THIS STOCK OPTION AGREEMENT (this “Agreement”), dated as of December __, 2020 (the “Grant Date”), is between Air T, Inc., a Delaware corporation (the “Company”), and ___________ (“Optionee”).
R E C I T A L S
A.    The Company has adopted the 2020 Omnibus Stock and Incentive Plan (the “Plan”) to provide a flexible vehicle through which it may, among other things, offer equity-based compensation incentives in the form of, among other things, options to purchase shares of the Company’s common stock, $.25 par value per share (the “Common Stock”), to officers, employees, directors or consultants of the Company in order to attract, motivate, reward and retain such personnel and to further align the interests of such personnel with those of the stockholders of the Company.
B.    Optionee is eligible to receive a stock option under the Plan and, upon proper execution and delivery of a Notice of Exercise in the form attached hereto and the Company’s receipt of the applicable exercise price in accordance with this Agreement and the Plan, to receive shares of Common Stock.
C.    The Company desires to grant to Optionee an option to purchase shares of Common Stock, and Optionee is willing to accept such option, upon the terms and subject to the conditions set forth in this Agreement and the Plan.
D.    Capitalized terms that are used but not defined in this Agreement shall have the meanings specified in the Plan.
NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants contained herein, agree as follows:
1.    Option. The Company hereby grants to Optionee an unvested, non-qualified option to purchase up to__________ shares of Common Stock (the “Option Shares”) at an exercise price equal to the applicable Test Price therefor as set forth on Schedule 1 hereto (the “Option”). The Option shall be subject to the terms and provisions of this Agreement and of the Plan, which is incorporated herein by reference. The Option may not be exercised after the relevant “Expiration Date” therefor set forth in Schedule 1 hereto.
This Option is subject to stockholder approval of the Plan at the Company’s next annual stockholder meeting. In the event approval is not obtained at such meeting, this Option shall be immediately null and void and Optionee shall have no rights hereunder.
2.    Vesting. The Option shall vest and may be exercised for the indicated “Percentage of Option Shares Vested” if the relevant Test Price for the Common Stock is satisfied as of the relevant test date (each, a “Test Date”), in accordance with Schedule 1 hereto. “Test Price” means the volume-weighted average price of the Common Stock for the sixty (60) trading day period immediately preceding the relevant Test Date as calculated by Bloomberg (or its successor).
For avoidance of doubt, the Test Prices and number of Option Shares set forth above shall be subject to adjustment for any capital changes of the Company as provided in Section 10.1 of the Plan.
Notwithstanding the foregoing or any other provision of this Agreement to the contrary, in the event of a Change in Control, Section 10.2 of the Plan shall control the vesting, exercisability and termination of the Option.
3.    Term.
(a)    Subject to the other provisions of this Agreement and the Plan, the Option shall continue in effect as to the respective Option Shares (the “Term”): (x) until such Option Shares are no longer capable of vesting in accordance with the schedule set forth in Schedule 1 hereto, or (y) for such Option Shares that have vested in accordance with the schedule set forth in Schedule 1 hereto, until the date that is ten (10) years from the applicable Test Date on which the Option vested. By way of example: (1) if the Test Price of $23.86 is not satisfied for the Test Date of June 30, 2022 (Test Date #1), then the Option as to 1.67% of the Option Shares available for vesting in Tranche 1 on Test Date #1 shall terminate (as such Option Shares are no longer eligible for vesting), (2) assuming the facts in foregoing subpart (1) of these examples, if the Test Price of $23.86 is not satisfied for the Test Date of June 30, 2022, then the Option as to the rest of the 16.67% of Option Shares available to vest on Test Date #1 subject to the various Test Prices in Tranches 2-6 for the June 20, 2022 Test Date shall terminate (as such Option Shares are no longer eligible for vesting), and (3) assuming the facts in subpart (1) of these examples, if the Test Price is $26.00 for the Test Date of June 30, 2022, then the Option as to Tranches 1-4 of the Option Shares subject to Test Date #1 shall vest and Optionee may exercise the Option for such vested Option Shares in whole or in part at any time and from time to time until the Expiration Date for such Option Shares of June 20, 2032 and the remaining Option Shares for the June 30, 2022 Test Date (Tranches 5-6) shall terminate as such Option Shares did not vest and are no longer eligible for vesting.
(b)    Notwithstanding the foregoing or anything in this Agreement to the contrary:
(i)    in the event of Optionee’s Termination of Service for any reason other than for Cause, then:
    (x) any portion of the Option that is vested and exercisable as of the Termination Date shall remain exercisable until its Expiration Date; and
    (y) any portion of the Option that is not vested as of the Termination Date shall thereupon terminate; provided, however, that if Optionee’s term of employment with, or other service to, the Company or its subsidiaries as of the Termination Date equals or exceeds five (5) years, then any portion of the Option that is not vested as of the Termination Date may be continued and remain outstanding beyond the Termination Date on such terms as may be approved by at least two-thirds (2/3) of the members of the Board (provided, further, that such two-thirds (2/3) Board approval must occur within ninety (90) days after the Termination Date), or
(ii)    in the event of Optionee’s Termination of Service for Cause, then the not then vested portion or exercisable portion of the Option shall immediately terminate in full and cease to be exercisable. The vested portion of any Option shall be terminable upon at least a 2/3 vote of the Board.
(c)    For purposes of this Agreement:
(i)    “Cause” means: (i) if Optionee is a party to an employment or service agreement with the Company or its subsidiaries and such agreement provides a definition of Cause, the definition contained therein, or (ii) if no such agreement exists, or if such agreement does not define Cause: (A) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or its affiliates; (B) conduct that brings or is reasonably likely to bring the Company or its affiliates negative publicity or into public disgrace, embarrassment, or disrepute; (C) gross negligence or willful misconduct with respect to the Company or its affiliates; (D) material violation of state or federal securities laws; or (E) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct, in each cash as determined under procedures established by the Committee or the Board.
(ii)    “Termination Date” means, except as otherwise set forth above, the date of Optionee’s Termination of Service.
4.    Manner of Exercising Option.
(a)    Subject to the satisfaction of the conditions contained in this Agreement, the Option may be exercised for vested Option Shares by delivering a Notice of Exercise in the form attached hereto as Exhibit A, to the Company, at its principal headquarters (attention: Chief Financial Officer), which presently is located at 5930 Balsom Ridge Road, Denver, North Carolina 28037, duly completed and executed by Optionee or his or her legal representative, together with payment in full for the shares of Common Stock purchased thereby. Payment may also be made by means of any method permitted by the Plan and approved by the Committee, such as the delivery of a promissory note or surrender of Shares.
(b)    Notwithstanding anything in this Agreement to the contrary, at the sole discretion of the Committee or the Board, the aggregate exercise price of the portion of this Option being exercised shall be paid, in whole or in part, (i) by cash or check payable to the

Company; (ii) by surrender to the Company of that number of fully paid and non-assessable shares of Common Stock owned by Optionee based on the Fair Market Value equal to applicable exercise price; or (iii) by means of a “net value” exercise which reduces the number of Option Shares to be received upon such exercise to a “Net Number” of Option Shares determined according to the following formula:
Net Number = (A x (B - C))/B. For purposes of the foregoing formula:
A = the total number of Option Shares with respect to which this Option is then being exercised;
B = the Fair Market Value of the Common Stock on the trading date immediately preceding the date of the applicable exercise of this Option; and
C = the exercise price then in effect at the time of such exercise.
If the Committee or the Board has not previously designated a form of payment for the exercise price, then the exercise price shall be deemed payable by a “net value” exercise pursuant to foregoing subpart (iii).
It is specifically intended that any such exercise contemplated hereunder be exempt from the “short-swing profit” rule of Section 16(b) of the Exchange Act of 1934, as amended (the “Exchange Act”), as provided by Rule 16b-3 of the Exchange Act.
5.    Tax Withholding.
(a)    At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, Optionee hereby authorizes withholding from payroll and any other amounts payable to Optionee, and otherwise agrees to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax (including any social insurance) withholding obligations of the Company, if any, which arise in connection with the Option. The Company shall have no obligation to deliver shares of Common Stock until the tax withholding obligations of the Company have been satisfied by Optionee.
(b)    The Company shall have the right, but not the obligation, to require Optionee to satisfy all or any portion of the Company’s tax withholding obligations upon exercise of the Option by deducting from the shares of Common Stock otherwise issuable to Optionee upon such exercise a number of shares of Common Stock having a Fair Market Value on the trading date immediately preceding the date of exercise, not in excess of the amount of such tax withholding obligations determined by the applicable minimum statutory withholding rates. The Company may require Optionee to direct a broker, upon the exercise of the Option, to sell a portion of the shares of Common Stock subject to the Option determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of the Company and to remit an amount equal to such tax withholding obligations to the Company in cash.
6.    No Transfer or Assignment. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by (i) will and by the laws of descent and distribution and (ii) during the lifetime of Optionee, to the extent and in the manner authorized by the Committee or the Board, but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders, in all cases without payment for such transfers, and subject to compliance with all applicable laws and regulations, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the requirements of any stock exchange or market upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Any purported sale, pledge, assignment, hypothecation, transfer, or disposition in contravention of this Section 7 shall be null and void ab initio.
7.    Compliance with Laws and Regulations.
(a)    The Company will not be obligated to issue or deliver shares of Common Stock pursuant to this Agreement unless the issuance and delivery of such shares complies with all applicable laws and regulations, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the requirements of any stock exchange or market upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
(b)    In connection with the exercise of this Option, Optionee will execute and deliver to the Company such representations in writing as may be requested by the Company that it may comply with the applicable requirements of federal and state securities laws.
8.    Notices. All notices, requests, demands, waivers, consents, approvals or other communications pursuant to this Agreement shall be in writing and delivered to the Company at its principal headquarters (attention: Chief Financial Officer), which presently is located at 5930 Balsom Ridge Road, Denver, North Carolina 28037, or to Optionee at the residence address reflected in the records maintained by the Company.
9.    No Rights of Shareholder. Neither Optionee nor any legal representative of Optionee shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any shares subject to the Option except to the extent that certificates for such shares shall have been issued upon the exercise of the Option as provided for herein.
10.    Construction. The Committee or the Board shall have exclusive authority to interpret and construe the Plan, the Option and this Agreement, and its determinations with respect thereto shall be final and binding on the Company and Optionee. In the event of any conflict between the Plan and this Agreement, the terms of the Plan shall control.
11.    No Rights to Continued Service. Nothing contained in this Agreement shall confer upon Optionee any right with respect to the continuation of his or her employment or other service with the Company or its subsidiaries or interfere in any way with the right of the Company and its subsidiaries at any time to terminate such employment or other service or to increase or decrease, or otherwise adjust, the other terms and conditions of Optionee’s employment or other service.
12.    Employment Agreement. The shares granted in this Award are contingent upon the execution of an Employment Agreement between the Company and the Optionee upon terms commensurate with Optionee’s current employment and satisfactory to the Company’s

Compensation Committee. Said Employment Agreement must be executed within sixty (60) days from the date of this Award Agreement, or the shares granted in this Award will automatically terminate.
13.    Entire Agreement; Amendment. This Agreement and the Plan sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or supplemented except by a written instrument duly executed by each of the parties hereto; provided, however, that the Committee or the Board may amend the terms of this Agreement at any time without the written consent of Optionee provided that such amendment does not materially adversely affect the rights of Optionee.
14.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and Optionee has executed this Agreement, effective as of the day and year above written.
AIR T, INC.     OPTIONEE:

By:            Signature:
    Name:        Name:
    Title:

EXHIBIT A
NOTICE OF EXERCISE
TO:    Air T, Inc.
The undersigned hereby exercises his/her option to purchase _____ shares of Common Stock of Air T, Inc., a Delaware corporation (the “Company”), as provided in the Stock Option Agreement dated as of ________________, at an exercise price of $____ per share, for an aggregate exercise price of $ _____________ (the “Exercise Price”).
The undersigned is hereby paying the Exercise Price as follows (check one of the following):
____ (i) The undersigned has received the prior approval of the Company that it will satisfy the Exercise Price by cash or check and has enclosed herewith payment by cash or check made payable to the order of the Company in the amount of the Exercise Price; or
____ (ii) The undersigned has received the prior approval of the Company that it will accept payment of the Exercise Price by the surrender to the Company of that number of fully paid and non-assessable shares of Common Stock owned by the undersigned Optionee which have an aggregate Fair Market Value equal to the Exercise Price and the undersigned has therefore enclosed herewith stock certificate number __ representing a total of ______ shares of Common Stock in order to surrender to the Company ____ shares of Common Stock in payment of the Exercise Price; or
____ (iii) The undersigned has received the prior approval of the Company that it will accept payment of the Exercise Price by means of a “net value” exercise and the undersigned hereby requests the Company to deliver to him/her ______ shares of Common Stock (the number of shares derived by a net value exercise) in full satisfaction of the exercise hereunder.
The undersigned hereby represents and warrants that it is his/her present intention to acquire and hold the aforesaid shares of Common Stock of the Company for his/her own account for investment, and not with a view to the distribution of any thereof, and agrees that he/she will make no sale, thereof, except in compliance with the applicable provisions of the Securities Act of 1933, as amended.

Signature:
Name (print)
Address:

Dated:

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